EXHIBIT 21


                                 LIST OF SUBSIDIARIES
                                         FOR
                             GRAND COURT LIFESTYLES, INC.


          1.   FL Executive Financing Corp., a Delaware Corporation

          2.   GCGP I, Inc., a Texas Corporation

          3.   GCGP II, Inc., a Texas Corporation

          4.   GCGP, Inc. III, a Kansas Corporation

          5.   GCGP, IV, Inc., a Texas Corporation

          6.   Grand Court-Amarillo, L.P., a Texas Limited Partnership

          7.   Grand Court-Greatwood, L.P., a Texas Limited Partnership

          8. Grand Court-Overland Park, LLC, a Kansas Limited Liability Corporation

          9.   Grand Court-South Shore Harbour, L.P., a Texas Limited
               Partnership

          10.  Grand Court Development Corp., a Delaware Corporation

          11.  Grand Court Facilities, Inc., a Delaware Corporation

          12.  Grand Court Facilities, Inc., II, a Delaware Corporation

          13.  Grand Court Facilities, Inc., III, a Delaware Corporation

          14.  Grand Court Facilities, Inc., IV, a Delaware Corporation

          15.  Grand Court Facilities, Inc., V, a Delaware Corporation

          16.  Grand Court Facilities, Inc., VI, a Delaware Corporation

          17.  Grand Court Facilities, Inc., VII, a Delaware Corporation

          18.  Grand Court Facilities, Inc., VIII, a Delaware Corporation

          19.  Grand Court Facilities, Inc., IX, a Delaware Corporation

          20.  Grand Court Facilities, Inc., X, a Delaware Corporation

          21.  Grand Court Facilities, Inc., XI, a Delaware Corporation

          22.  Grand Court Facilities, Inc., XII, a Delaware Corporation

          23.  Grand Court Facilities, Inc., XIII, a Delaware Corporation

          24.  Grand Court Facilities, Inc, XIV, a Delaware Corporation

          25.  Grand Court Facilities, Inc., XV, a Delaware Corporation

          26.  Grand Court Facilities, Inc., XVI, a Delaware Corporation

          27.  Grand Court Facilities, Inc., XVII, a Delaware Corporation

          28.  Grand Court Facilities, Inc., XVIII, a Delaware Corporation

          29.  Grand Court Facilities, Inc., XIX, a Delaware Corporation

          30.  Grand Court Facilities, Inc., XX, a Delaware Corporation

          31.  Grand Court Facilities, Inc., XXI, a Delaware Corporation

          32.  Grand Court Facilities, Inc., XXII, a Delaware Corporation

          33.  Grand Court Facilities, Inc., XXIII, a Delaware Corporation

          34.  Grand Court Facilities, Inc., XXIV, a Delaware Corporation

          35.  Grand Court Facilities, Inc., XXV, a Delaware Corporation

          36.  Grand Court Facilities, Inc., XXVI, a Delaware Corporation

          37.  Grand Court Facilities, Inc., XXVII, a Delaware Corporation

          38.  Grand Court Facilities, Inc., XXVIII, a Delaware Corporation

          39.  Grand Court Facilities, Inc., XXIX, a Delaware Corporation

          40.  Grand Court Facilities, Inc., XXX, a Delaware Corporation

          41.  Grand Court Lifestyles Payroll Corp., a Delaware Corporation

          42.  J&B Financing, LLC, a Delaware Limited Liability Company

          43.  Leisure Centers, LLC-I, a Texas Limited Liability Company

          44.  Leisure Centers, LLC-II, a Texas Limited Liability Company

          45.  Leisure Centers, LLC-III, a Texas Limited Liability Company

          46.  Leisure Centers, LLC-IV, a Texas Limited Liability Company

          47.  Leisure Facilities, Inc., a Delaware Corporation

          48.  Leisure Facilities, Inc., II, a Delaware Corporation

          49.  Leisure Facilities, Inc., III, a Delaware Corporation

          50.  Leisure Facilities, Inc., IV, a Delaware Corporation

          51.  Leisure Facilities, Inc., V, a Delaware Corporation

          52   Leisure Facilities, Inc., VI, a Delaware Corporation

          53.  Leisure Facilities, Inc., VII, a Delaware Corporation

          54. Leisure Facilities, Inc., IX, a Delaware Corporation, doing business in Texas under the fictitious name of Liberty Place, Inc.

          55.  Leisure Facilities, Inc., X, a Delaware Corporation

          56.  Leisure Facilities, Inc., XII, a Delaware Corporation

          57.  Leisure Facilities, Inc. XV, a Delaware Corporation

          58.  T Lakes L.C., a Florida Limited Liability Company

          59.  Texas Properties, Inc., a Delaware Corporation